COLONIAL HIGH YIELD MUNICIPAL FUND
                       COLONIAL HIGH YIELD SECURITIES FUND
                         COLONIAL STRATEGIC INCOME FUND
                           COLONIAL NEWPORT TIGER FUND

                            Supplement to Prospectus

During the period from October 1, 1996 through November 30, 1996 (Sales Period), unless extended by Colonial Investment Services, Inc. (Distributor), the Distributor will pay to each of A.G. Edwards & Sons, Inc., Royal Alliance and SunAmerica (collectively, the "Brokers") 100% of the applicable sales charge on Class A shares of each of the funds listed above (Funds) sold by the Brokers during the Sales Period. In addition, the Distributor will pay the Brokers an additional commission equal to 0.50% of the net asset value of the Class B shares of the Funds, and 0.15% of the net asset value of the Class D shares of the Funds, if applicable, sold by the Brokers during the Sales Period.

D-749C-0996                                                 October 1, 1996